EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL



                          STEPHEN A. ZRENDA, JR., P.C.
                         ATTORNEYS AND COUNSELORS AT LAW
                             5700 N.W. 132nd Street
                       OKLAHOMA CITY, OKLAHOMA 73142-4430

Telephone (405) 721.7300   Email: Zrendaesq@aol.com    Telecopier (405) 721.7310





      We hereby consent to the use of our name in the Form S-8 registration statement of Power Technology, Inc.


Oklahoma City, Oklahoma                        STEPHEN A. ZRENDA, JR., P.C.
February 16, 2006

                                               By: /s/ Stephen A. Zrenda, Jr.
                                                   -----------------------------
                                                       Stephen A. Zrenda, Jr.